Exhibit 99.3

AMERICAN HEALTHCARE INVESTORS, LLC

Financial Statements

December 31, 2011

BENTSON, VUONA & WESTERSTEN, LLP
Certified Public Accountants

INDEPENDENT AUDITORS’ REPORT

To the Members
American Healthcare Investors, LLC

We have audited the accompanying financial statements of American Healthcare Investors, LLC (a California partnership), which comprise the balance sheet as of December 31, 2011, and the related statements of income, changes in equity, and cash flows for the period from inception, November 3, 2011 to December 31, 2011, and related notes to the financial statements.

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles general accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatements of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Healthcare Investors, LLC as of December 31, 2011, and the results of its operations and its cash flows for the initial period then ended in accordance with accounting principles generally accepted in the United States of America.

Bentson, Vuona & Westersten, LLP

BENTSON, VUONA & WESTERSTEN, LLP
Irvine, California
October 22, 2014

17 Goddard Irvine, California 92618 t 949.789.1050 f 949.789.1051

AMERICAN HEALTHCARE INVESTORS, LLC
BALANCE SHEET
DECEMBER 31, 2011

ASSETS

CURRENT ASSETS
Cash	$331,268
Receivable from REIT	19,129
TOTAL CURRENT ASSETS	350,397

LONG TERM ASSETS
Security deposit	41,734

TOTAL ASSETS	$392,131

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$—
TOTAL CURRENT LIABILITIES	—

TOTAL LIABILITIES	—

MEMBERS’ EQUITY
Members’ equity	392,131
TOTAL MEMBERS’ EQUITY	392,131
TOTAL LIABILITIES & MEMBERS’ EQUITY	$392,131

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
STATEMENT OF INCOME
PERIOD FROM NOVEMBER 3, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2011

REVENUE	$—

EXPENSES	207,069

OPERATING LOSS	(207,069)

LOSS BEFORE PROVISION FOR INCOME TAXES	(207,069)

PROVISION FOR INCOME TAXES	800

NET LOSS	$(207,869)

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
STATEMENT OF CHANGES IN EQUITY
PERIOD FROM NOVEMBER 3, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2011

		Capital Contributed
	Beginning of	During the
	Year	Year	Net Income	Distributions	End of Year
Members’ Equity:
Controlling Interest	$—	$600,000	$(207,869)	$—	$392,131
Total Members’ Equity	$—	$600,000	$(207,869)	$—	$392,131

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
STATEMENT OF CASH FLOW
PERIOD FROM NOVEMBER 3, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(207,869)
Adjustments to reconcile net income to net cash from operating activities:

Changes in assets and liabilities:
Increase in receivable from REIT	(19,129)
Increase in security deposit	(41,734)
Increase in accounts payable	—

Net cash used by operating activities	(268,732)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributed during the year	600,000

Net cash provided by financing activities	600,000

Net increase in cash	331,268

CASH, INCEPTION OF YEAR	—

CASH, END OF YEAR	$331,268

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for taxes	$—

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM NOVEMBER 3, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2011

NOTE 1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

American Healthcare Investors, LLC

American Healthcare Investors (“AHI”) is a Delaware LLC that was founded in 2011 by Jeffrey Hanson, Danny Prosky & Mathieu Streiff. The company focuses on providing real estate services to its clients including but not limited to acquiring, managing, and accounting for clinical healthcare real estate.

Cash

For purposes of the statement of cash flows, cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months of less.

Income Taxes

The Company has elected to be taxed as a partnership under of the Internal Revenue Code. Under these provisions, the Company does not pay federal income taxes on its taxable income. Instead, the partners are liable for individual federal income taxes on their respective shares of the Company’s taxable income. The State of California requires an LLC to pay income taxes $800 each year.

The Company accounts for income taxes under provisions of Financial Accounting Standards Board ASC 740, whereby deferred taxes are provided on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. As of December 31, 2011 the Company has no material timing differences. The Company has prepared an analysis of all open tax positions, a determination as to their certainty and measurement or any uncertain tax positions taken or expected to be taken. As of December 31, 2011, the Company does not have any uncertain tax positions that would result in a change to income taxes recognized in the Company’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Comprehensive Loss

For the year ended December 31, 2011, there was no difference between net loss and comprehensive loss.

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense in 2011 was $1,436.

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM NOVEMBER 3, 2011 (DATE OF INCEPTION) TO DECEMBER 31, 2011

NOTE 2.    INCOME TAXES

The Company’s income tax expense consists of the following for the year ended December 31, 2011:

Provision for California Franchise Tax	$800

The Company’s has no material timing differences that would result in deferred tax assets or liabilities.

NOTE 3.    COMMITMENTS AND CONTINGENCIES—FACILITIES LEASE

The building in which the Company operates is being subleased through a company. The lease calls for monthly payments of $16,200 beginning January 2012 through January 2014. Total rent payments for 2011 were $0.

The following is a schedule of future minimum lease payments required under the lease:

Year ended December 31,
2012	$162,000
2013	194,488
2014	16,200
$372,688

NOTE 4.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events for purposes of recognition or disclosure in the financial statements through October 22, 2014, which is the date the financial statements were available to be issued. No significant subsequent events have been identified that would require adjustment of or disclosure in the accompanying financial statements.

See accompanying notes and auditors’ report.